                                                                   Exhibit 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: August 2003

CURRENT BILLING MONTH 8/4/2003 - 9/2/2003                       COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                     $111,106,385
Residential SECURITIZATION CHARGE (SC) Billed                $  1,487,887        1.339%

Commercial Total Billed                                      $ 84,577,190
Commercial SECURITIZATION CHARGE (SC) Billed                 $  1,489,049        1.761%

Industrial Total Billed                                      $ 47,832,756
Industrial SECURITIZATION CHARGE (SC) Billed                 $  1,366,600        2.857%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                         0.160%
Residential Customer Net Write-offs                             0.410%
Total Net Write-offs                                            0.260%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                               $  1,533,953
Commercial Class SC Collected                                $  1,442,311
Industrial Class SC Collected                                $  1,340,044

Total SC Collected                                           $  4,316,308

Aggregate SC Remittances for July 2003 BILLING MONTH         $  4,071,172
Aggregate SC Remittances for August 2003 BILLING MONTH       $  4,316,308
Aggregate SC Remittances for September 2003 BILLING MONTH    $          0

TOTAL CURRENT SC REMITTANCES                                 $  8,387,480

CURRENT BILLING MONTH 8/4/2003 - 9/2/2003                      COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                   $1,458,755
A-3 Residential T.O.D. SC Collected                            $    4,089
A-4 Alternate Residence SC Collected                           $   41,917
A-5 Residential Farm/Life Support SC Collected                 $   29,192

TOTAL RESIDENTIAL SC COLLECTED                                 $1,533,953

COMMERCIAL

B-1 General Primary (041) SC Collected                         $   22,569
B-General Secondary (010) SC Collected                         $  286,516
C- General Secondary (011) SC Collected                        $  534,135
D-General Primary (018) SC Collected                           $  317,866
F-Primary High Load Factor (032) SC Collected                  $   47,017
GH-General Service Heating (013) SC Collected                  $    4,064
H- Water Heating Service (014) SC Collected                    $      717
L-1 General Energy-Only Street Lighting SC Collected           $    1,619
L-2 General Service (Cust Owned) St Light SC Collected         $    1,744
L-3 General Service (Co Owned) St Light SC Collected           $    8,962
L-4 General Service Outdoor Lighting Commercial SC Collected   $    1,219
PS-1 General Secondary Public Pumping SC Collected             $    7,381
PS-2 General Primary Public Pumping SC Collected               $   11,181
PS-3 General Optional Primary Public Pumping SC Collected      $   44,087
R-1 General Secondary Resale SC Collected                      $      120
R-2 General Secondary Resale SC Collected                      $      805
R-3 General Primary Resale SC Collected                        $   32,611
ROA-P Retail Open Access Primary (110) SC Collected            $   95,707
ROA-S Retail Open Access Secondary Com SC Collected            $    9,822
SC - Special Contract Commercial SC Collected                  $    2,294
SPEC Grand Rapids Special Contract SC Collected                $    2,701
UR-General Unmetered SC Collected                              $    9,174

TOTAL COMMERCIAL SC COLLECTED                                  $1,442,311

INDUSTRIAL

B-1 General Primary (042) SC Collected                         $   19,248
B-General Secondary (020) SC Collected                         $   35,003
C- General Secondary (021) SC Collected                        $   75,154
CG-Cogeneration/Small Power Production Purchase SC Collected   $    4,572
D-General Primary (028) SC Collected                           $  525,446
F-Primary High Load Factor (033) SC Collected                  $   80,469
GH-General Service Heating (023) SC Collected                  $       24
GMD General Motors SC Collected                                $   55,701
GMF General Motors SC Collected                                $  109,057
GMF-1 General Motors SC Collected                              $   10,091
GMJ-1 General Motors SC Collected                              $    6,380

CURRENT BILLING MONTH 8/4/2003 - 9/2/2003                      COLLECTION CURVE 100%
H- Water Heating Service (024) SC Collected                    $        0
I-General Primary Interruptible (034) SC Collected             $        0
J-1General Alternative Electric Metal Melting SC Collected     $   30,644
J-General Primary Electric Furnace (037) SC Collected          $    5,290
L-4 General Service Outdoor Lighting Industrial SC Collected   $       72
ROA-P Retail Open Access Primary (111) SC Collected            $  249,541
ROA-S Retail Open Access Secondary Ind SC Collected            $    1,415
SC - Special Contract Industrial SC Collected                  $  131,937

TOTAL INDUSTRIAL SC COLLECTED                                  $1,340,044

TOTAL SC COLLECTED                                             $4,316,308

Executed as of this 19th day of September 2003.

                                CONSUMERS ENERGY COMPANY
                                AS SERVICER

                                /s/ Glenn P. Barba
                                ------------------------------------------

                                Glenn P. Barba, Vice President,
                                Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201